RESTRUCTURING CHARGES	12 Months Ended
Dec. 31, 2017
RESTRUCTURING CHARGES [Abstract]
RESTRUCTURING CHARGES
4.	RESTRUCTURING CHARGES

In January 2015, the Group announced restructuring plans to restructure its global operations. This decision includes the shutdown of its production facilities in Thalheim, Germany and the transfer of machineries used for production to the production site in Malaysia. This plan results in a downsizing of the workforce in Germany which was communicated in March 2015 and no alternate use for certain assets that cannot be transferred. The Group estimated that it will recognize aggregate charges pursuant to the restructuring plan of up to $22.0 million, $0.7 million and nil in 2015, 2016 and 2017 respectively, consisting of severance and other one-time termination benefits, cost to relocate long-lived assets, repayments of government subsidies and other costs.

The following table summarized the activities related to the restructuring charges as discussed.

In millions of $	Employee severance	Other	Total

Liability as of January 1, 2016	4.0	1.7	5.7
Restructuring charges	0.7	0.0	0.7
Cash payments	(3.1)	(1.7)	(4.8)
Effect of foreign currency translation	0.0	0.0	0.0

Liability as of December 31, 2016	1.6	-	1.6
Restructuring charges	-	-	-
Cash payments	(1.5)	-	(1.5)
Effect of foreign currency translation	0.1	-	0.1

Liability as of December 31, 2017	0.2	-	0.2

The Group reported such restructuring expenses as a separate line item of “restructuring charges” within the operating expenses in the consolidated statement of comprehensive income or loss for the years ended December 31, 2015 and 2016, respectively.